Exhibit   V
AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT
          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of May 30 2007, in connection with the Amended and Restated Credit Agreement dated as of August 31, 2005 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) by and among G&K Services, Inc. (the “Domestic Borrower”), G&K Services Canada Inc. (the “Canadian Borrower”, and together with the Domestic Borrower, the “Borrowers”), the financial institutions party thereto, as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrowers wish to amend the Credit Agreement in certain respects and the Lenders and the Administrative Agent are willing to amend the Credit Agreement pursuant to the terms of this Amendment;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows.
          1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrowers, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:
          1.1 Section 10.3 of the Credit Agreement is hereby amended in its entirety as follows:
Section 10.3 Net Worth. At any time, permit Net Worth to be less than the sum of (a) $278,057,000 plus (b) thirty-five percent (35%) of Net Income (if positive) for each fiscal year ending on or after June 29, 2007.
          1.2 Section 11.6(c) of the Credit Agreement is hereby amended in its entirety as follows:
(c) the Domestic Borrower may pay cash dividends on its capital stock or repurchase its capital stock at any time so long as no Default or Event of Default is then outstanding or would result therefrom.

          2. Conditions to Effectiveness. This Amendment shall not become effective unless:
          2.1 the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, the Administrative Agent and the Required Lenders;
          2.2 the Administrative Agent shall have received an Affirmation of Guarantees in substantially the form attached hereto as Exhibit A.
          3. Representations and Warranties of Each Borrower. Each Borrower represents and warrants as follows:
          3.1 Such Borrower has the legal power and authority to execute and deliver this Amendment and the officers of such Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
          3.2 This Amendment and the Credit Agreement as previously executed and as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally).
          3.3 Such Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment except for changes thereto reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement or the other Loan Documents; provided, that the words “in all material respects” in this Section 3.3 shall, as to any representation or warranty that contains a materiality standard, operate without duplication of such standard.
          3.4 Such Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and such Borrower’s and its Subsidiaries’ operations since the Closing Date and, as of the date hereof, there are no Defaults or Events of Default thereunder.
          4. Reference to the Effect on the Credit Agreement.
          4.1 Upon the effectiveness of this Amendment pursuant to Section 2 above, on and after the date hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.
          4.2 Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

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          4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          5. Costs and Expenses. The Borrowers jointly and severally agree to pay all reasonable costs, fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.
          6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF NEW YORK.
          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
          9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

DOMESTIC BORROWER:

G&K SERVICES, INC., as Domestic Borrower

By:	/s/ Glenn L. Stolt

	Name:	Glenn L. Stolt
	Title:	Vice President & Treasurer
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

CANADIAN BORROWER:

G&K SERVICES CANADA INC., as Canadian
Borrower

By:	/s/ Glenn L. Stolt

	Name:	Glenn L. Stolt
	Title:	Vice President & Treasurer
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
Lender

By:	/s/ Suzanne Ergastolo

	Name:	Suzanne Ergastolo
	Title:	Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Syndication Agent and Lender

By:	/s/ Michael J. McGroarty

	Name:	Michael J. McGroarty
	Title:	Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Charles R. Dickerson

	Name:	Charles R. Dickerson
	Title:	Managing Director
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

HARRIS, N.A., as Lender

By:	/s/ Kathleen J. Collins

	Name:	Kathleen J. Collins
	Title:	Director
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

SUNTRUST BANK, as Lender

By:	/s/ William Humphries

	Name:	William Humphries
	Title:	Managing Director
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
Chicago Branch, as Lender

By:	/s/ Matthew A. Ross

	Name:	Matthew A. Ross
	Title:	Vice President & Manager

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Peter I. Bystol

	Name:	Peter I. Bystol
	Title:	Assistant Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By:	/s/ Timothy O’Rourke

	Name:	Timothy O’Rourke
	Title:	Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY, as Lender

By:

Name:
Title:
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

REGIONS BANK, as Lender

By:	/s/ Jay Ingram

	Name:	Jay Ingram
	Title:	Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ John G. Taylor

	Name:	John G. Taylor
	Title:	Director
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

BANK HAPOALIM B.M., as Lender

By:	/s/ Marc Bosc

	Name:	Marc Bosc
	Title:	Vice President

By:	/s/ Lenroy Hackett

	Name:	Lenroy Hackett
	Title:	First Vice President
Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

EXHIBIT A
AFFIRMATION OF GUARANTEES
ATTACHED

AFFIRMATION OF GUARANTEES
          Reference is hereby made to the Amended and Restated Credit Agreement, dated as of August 31, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement’’), by and among G&K Services, Inc., G&K Services Canada Inc., the lenders from time to time party thereto, Wells Fargo Bank, National Association, as Syndication Agent, and JPMorgan Chase Bank, National Association, as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
          Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 30, 2007. Each of the Material Domestic Subsidiaries party hereto affirms the terms and conditions of the Amended and Restated Domestic Borrower Guaranty Agreement (the “Domestic Guaranty”) and each of the Material Canadian Subsidiaries party hereto affirms the terms and conditions of the Amended and Restated Canadian Subsidiary Guaranty Agreement (the “Canadian Guaranty”). The Borrower, each Material Domestic Subsidiary party hereto and each Material Canadian Subsidiary party hereto also affirms the terms and conditions of all of the other Loan Documents executed by it and acknowledges and agrees that the Domestic Guaranty, the Canadian Guaranty and all other Loan Documents to which it is a party remain in full force and effect and are hereby reaffirmed, ratified and confirmed. Each reference to the “Credit Agreement” set forth in the Domestic Guaranty, the Canadian Guaranty and the other Loan Documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
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Dated: May 31, 2007

G&K SERVICES, INC.

By: Name:	/s/ Glenn L. Stolt Glenn L. Stolt
Title:	Vice President & Treasurer

ALL RENTAL GARMENT CO. OF
ROCKFORD, INC.

By: Name:	/s/ Glenn L. Stolt Glenn L. Stolt
Title:	Vice President & Treasurer

G&K SERVICES LUG, LLC

By: Name:	/s/ Glenn L. Stolt Glenn L. Stolt
Title:	Vice President & Treasurer

RENTAL UNIFORM COMPANY, INC.

By: Name:	/s/ Glenn L. Stolt Glenn L. Stolt
Title:	Vice President & Treasurer

3075964 NOVA SCOTIA COMPANY

By:	/s/ Glenn L. Stolt
Name:	Glenn L. Stolt
Title:	Vice President & Treasurer

G&K SERVICES, CO.

By:	/s/ Glenn L. Stolt
Name:	Glenn L. Stolt
Title:	Vice President & Treasurer

KEEFER LAUNDRY LTD.

By:	/s/ Glenn L. Stolt
Name:	Glenn L. Stolt
Title:	Vice President & Treasurer

G&K LIMITED PARTNERSHIP

By:	/s/ Glenn L. Stolt
Name:	Glenn L. Stolt
Title:	Vice President & Treasurer

LES SERVICES G&K (QUEBEC) INC.

By: Name:	/s/ Glenn L. Stolt Glenn L. Stolt
Title:	Vice President & Treasurer
Signature Page to Affirmation of Guarantees